iShares®

iShares, Inc.

Supplement dated May 31, 2022 (the “Supplement”)

to the Summary Prospectus, Prospectus and

Statement of Additional Information (the “SAI”), each dated

December 30, 2021 for the iShares MSCI Russia ETF (ERUS)

(the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for the Fund.

On May 17, 2022, MSCI, Inc. (the “Index Provider”) announced that the Index Provider will discontinue the Fund’s underlying index, the MSCI Russia 25/50 Index (the “Underlying Index”) effective June 1, 2022.

Previously, on March 1, 2022, the Fund suspended new creations of its shares in light of circumstances involving Russia’s invasion of Ukraine, and the resulting U.S. sanctions and Russian actions limiting trading in securities and currency conversion. Trading in the Fund was halted by the Fund’s listing exchange, NYSE Arca, Inc., prior to market open on March 4, 2022. Due to the discontinuation of the Underlying Index and ongoing restrictions relating to Russian securities, the Fund will be unable to meet its investment objective or pursue its principal investment strategies.

All references in the Summary Prospectus, Prospectus, and SAI to the “MSCI Russia 25/50 Index,” “Underlying Index,” “MSCI, Inc.” and “Index Provider” will no longer be applicable after the discontinuation of the Underlying Index on June 1, 2022.

BlackRock Fund Advisors is currently evaluating the future viability of the Fund, and any recommendations that are made will take into account the interests of the Fund and its shareholders, market conditions and the regulatory framework that applies to the Fund.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-ERUS-0522

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